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                                  EXHIBIT 23.3
                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1999, in Amendment No. 6, with respect to the consolidated financial statements of I.I.T. Holding, Inc. and subsidiaries, included in the registration statement (Form S-1 No. 333-70717) and related Prospectus of USINTERNETWORKING, Inc. dated March 22, 1999.


                                              /s/ Ernst & Young LLP


Baltimore, Maryland
March 22, 1999